                                    IVY FUND
                                 IVY BOND FUND

                        Supplement Dated January 1, 1996
                       to Prospectus Dated April 18, 1995

The tenth sentence of the first paragraph under "Organization of the Fund" on page 7 is modified as follows:
Each class of shares has a different distribution policy and bears different 12b-1 distribution fees. In addition, Class I shares bear lower transfer agency fees than Class A and Class B.

The section titled "Portfolio Management" under "Investment Manager" on page 8 is replaced in its entirety as follows:
Portfolio Management: Leslie A. Ferris, a Vice President of MIMI and Managing Director-Fixed Income, has been portfolio manager for the Fund since 1993. Ms. Ferris joined MIMI in 1988 and has 13 years of professional investment experience. She is a Chartered Financial Analyst and holds an MBA degree from The University of Chicago. Prior to joining MIMI, Ms. Ferris was a portfolio manager at Kemper Financial Services Inc. from 1982 to 1988.

The last sentence of the paragraph under "Transfer Agent" on page 8 is replaced in its entirety as follows:
The Fund also pays MIISC a fee of $4.36 for each account that is closed and reimburses MIISC monthly for out-of-pocket expenses. Certain Broker/Dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by MIISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. As compensation for these services, MIISC pays the Broker/Dealer a similar open account fee for each account within the omnibus account, or a fixed rate (e.g., .10%) based on the average daily net asset value of the omnibus account (or a combination thereof).

The second paragraph under "Dividends and Taxes" on page 9 is deleted in its entirety.

The third paragraph under "Dividends and Taxes" on page 9 is modified as follows:
In order to provide a steady cash flow to the Fund's shareholders, the Board of Trustees intends normally to make monthly distributions from the Fund's net investment income to the Fund's Class A, Class B and Class I shares based on their relative net asset value. The Fund intends to make a final distribution for each fiscal year of any remaining net investment income and net realized short-term
                                                          (continued on reverse)



                                   IVY FUNDS
                           Via Mizner Financial Plaza
                             700 S. Federal Highway
                           Boca Raton, Florida 33432
                                 1-800-456-5111



IBF-16-196

                                                     (continued from other side)

capital gain, as well as undistributed net long-term capital gain realized during the year. An additional distribution may be made of net investment income, net realized short-term capital gains and net realized long-term capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").

The second, third and fourth paragraphs under "Purchases of Class A Shares at Net Asset Value" on page 13 are replaced in their entirety as follows:
Officers and Trustees of the Trust (and their relatives) and IMI, MIMI, Mackenzie Financial Corporation (of which MIMI is a subsidiary) and their officers, directors, employees and retired employees, and legal counsel and independent accountants (and their relatives) may buy Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge.

Directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with MIFDI, or trustees or custodians of any qualified retirement plan established for the benefit of a person enumerated above, may buy Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge. In addition, certain investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades for their own accounts and the accounts of their clients may purchase Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge provided such purchases are placed through a broker or agent who maintains an omnibus account with the Fund. Also, clients of these advisers and planners may make purchases under the same conditions if the purchases are through the master account of such adviser or planner on the books of such broker or agent. THIS PROVISION APPLIES TO ASSETS OF RETIREMENT AND DEFERRED COMPENSATION PLANS AND TRUSTS USED TO FUND THOSE PLANS INCLUDING, BUT NOT LIMITED TO, THOSE DEFINED IN SECTION 401(A), 403(B) OR 457 OF THE CODE AND "RABBI TRUSTS" WHOSE ASSETS ARE USED TO PURCHASE SHARES OF THE FUND THROUGH THE AFOREMENTIONED CHANNELS.

Class A shares of the Fund may be purchased at net asset value by retirement plans qualified under section 401(a) or 403(b) of the Code and subject to the Employee Retirement Income Security Act of 1974, as amended, subject to the following: (i) either (a) the sponsoring organization must have at least 25 employees or (b) the aggregate purchases by the retirement plan of Class A shares of Ivy funds must be in an amount of at least $250,000 within a reasonable period of time, as determined by MIFDI in its sole discretion; and
(ii) a contingent deferred sales charge of 1.00% will be imposed on such purchases in the event of certain redemption transactions within 24 months following such purchases.

If investments by retirement plans at NAV are made through a dealer who has executed a dealer agreement with respect to the Fund, MIFDI may, at the time of purchase, pay such dealer, out of
                                                          (continued on reverse)


                                   IVY FUNDS
                           Via Mizner Financial Plaza
                             700 S. Federal Highway
                           Boca Raton, Florida 33432
                                 1-800-456-5111



IBF-16-196

                                                     (continued from other side)

MIFDI's own resources, a commission to compensate such dealer for its distribution assistance in connection with such purchase. Commissions would be computed as 1.00% of the first $3 million invested; 0.50% of the next $2 million invested; and 0.25% of the amount invested in excess of $5 million. Please contact MIFDI for additional information.

The last sentence of the third paragraph under "Contingent Deferred Sales Charge Alternative-Class B Shares" on page 14 is modified as follows:
Solely for purposes of determining this holding period, any payments you make during the quarter will be aggregated and deemed to have been made on the last day of the quarter.

The following disclosure, which is a new section of the Prospectus, is added to page 15, immediately before the section titled "How to Redeem Shares."

ARRANGEMENTS WITH BROKER/DEALERS AND OTHERS
MIFDI may, at its own expense, pay concessions in addition to those described above to dealers which satisfy certain criteria established from time to time by MIFDI. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by such dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.





                                   IVY FUNDS
                           Via Mizner Financial Plaza
                             700 S. Federal Highway
                           Boca Raton, Florida 33432
                                 1-800-456-5111



IBF-16-196

APRIL 18, 1995                                                (LOGO IVY FUNDS)

IVY
BOND
FUND

----------
PROSPECTUS
----------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

                          [PICTURE OF CASTLE KEEP -
    THROUGH THE CENTURIES, THE CASELT KEEP HAS BEEN A SOURCE OF LONG-RANGE VISION AND STRATEGIC ADVANTAGE.]

         Ivy Fund (the "Trust") is a registered investment company currently consisting of thirteen separate portfolios. One portfolio of the Trust, Ivy Bond Fund (the "Fund"), is described in this Prospectus.

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read carefully and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information ("SAI") for the Fund, which is incorporated by reference into this Prospectus. The SAI, dated April 18, 1995 has been filed with the Securities and Exchange Commission ("SEC") and is available upon request and without charge from the Trust at the Distributor's address and telephone number provided below.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS
 Schedule of Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
 Expense Data Table  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
 The Fund's Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
 Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
 Risk Factors and Investment Techniques  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
 Organization of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7
 Investment Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Administrator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Fund Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Transfer Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8
 Alternative Purchase Arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
 Factors to Consider in Choosing an Alternative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
 Dividends and Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
 Performance Data  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
 How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11
 How Your Purchase Price is Determined . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12
 How the Fund Values Its Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12
 Initial Sales Charge Alternative - Class A Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
 Contingent Deferred Sales Charge - Class A Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
   Waiver of Contingent Deferred Sales Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
 Qualifying for a Reduced Sales Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
   Rights of Accumulation (ROA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
   Letter of Intent (LOI)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
   Purchases of Class A Shares at Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13
 Contingent Deferred Sales Charge Alternative - Class B Shares . . . . . . . . . . . . . . . . . . . . . .         14
   Conversion of Class B Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14
   Waiver of Contingent Deferred Sales Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15
 How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15
 Minimum Account Balance Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Signature Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Choosing a Distribution Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Tax Identification Number . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         16
 Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
 Reinvestment Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
 Systematic Withdrawal Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
 Automatic Investment Method . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18
 Consolidated Account Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18
 Retirement Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18

                                                                                                    INVESTMENT
       BOARD OF TRUSTEES                   OFFICERS                   TRANSFER AGENT                  MANAGER
     John S. Anderegg, Jr.       Michael G. Landry, President     Mackenzie Ivy Investor        Ivy Management, Inc.
       Paul H. Broyhill        Keith J. Carlson, Vice President       Services Corp.               Boca Raton, FL
    Frank W. DeFriece, Jr.            C. William Ferris,               P.O. Box 3022
       Michael G. Landry              Secretary/Treasurer              Boca Raton, FL               DISTRIBUTOR
       Michael R. Peers           Michael R. Peers, Chairman            33431-0922              Mackenzie Ivy Funds
      Joseph G. Rosenthal                                             1-800-777-6472             Distribution, Inc.
     Richard N. Silverman                  CUSTODIAN                                         Via Mizner Financial Plaza
        J. Brendan Swan          Brown Brothers Harriman & Co.           AUDITORS            700 South Federal Highway
                                          Boston, MA             Coopers & Lybrand L.L.P.       Boca Raton, FL 33432
         LEGAL COUNSEL                                              Ft. Lauderdale, FL             1-800-456-5111
    Dechert Price & Rhoads
          Boston, MA



SCHEDULE OF FEES

                        SHAREHOLDER TRANSACTION EXPENSES

                                                         CLASS A       CLASS B       CLASS I
                                                         -------       -------       -------
Maximum sales load imposed on purchases (as a
 percentage of offering price at time of purchase).....    4.75%*        None          None
Maximum contingent deferred sales charge (as a
 percentage of original purchase price)................    None**        5.00%***      None
The Fund has no sales load on reinvested dividends, no
 redemption fees and no exchange fees.

  * Class A shares of the Fund may be purchased under a variety of plans that provide for the reduction or elimination of the sales charge.
 ** A contingent deferred sales charge may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchases of Class A Shares at Net Asset Value" and "Contingent Deferred Sales
    Charge -- Class A Shares."
*** The maximum contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4% during the second year; 3% during the third and fourth years; 2% during the fifth year; 1% during the sixth year; and 0% in the seventh year and thereafter.

EXPENSE DATA TABLE

                                                      CLASS A       CLASS B       CLASS I
                                                      -------       -------       -------
Annual Fund Operating Expenses (as a percentage of
 average daily net assets):
Management Fees(1)..................................    0.75%         0.75%         0.75%
12b-1 Service/Distribution Fees.....................    0.25%         1.00%(2)      0.00%
Other Expenses......................................    0.52%         0.52%         0.35%(3)
                                                          --            --            --
Total Fund Operating Expenses(4)....................    1.52%         2.27%         1.10%
                                                      =======       =======       ======

(1) Management Fees for the fiscal period ended December 31, 1994 have been restated to reflect the termination of the voluntary expense reimbursement on February 1, 1995 (see note (4) below).
(2) Long-term investors may, as a result of the Fund's 12b-1 fees, pay more than the economic equivalent of the maximum front-end sales charge permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.
(3) The "Other Expenses" of Class I of the Fund are lower than such expenses for the Fund's other classes because Class I shares bear lower administrative services fees and transfer agency and shareholder services fees than Class A and Class B shares. See "Administrator" and "Transfer Agent."
(4) Ivy Management Inc. ("IMI") agreed to limit the Fund's Total Operating Expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses) to an annual rate of 1.25% of the Fund's average daily net assets through January 31, 1995. Effective February 1, 1995, the voluntary expense limitation was terminated. Total Fund Operating Expenses reflects what annualized expenses for the six months ended December 31, 1994 would have been without any expense reimbursements.

                                    EXAMPLE
                           CLASS A AND CLASS I SHARES

    You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                    1 YEAR(1)   3 YEARS   5 YEARS   10 YEARS
                                                    ---------   -------   -------   --------
Class A(1)......................................       $62        $93      $ 126      $220
Class I(2)......................................       $11        $35      $  61      $134

    These figures do not reflect the expense limitation that was in effect as of December 31, 1994, but was terminated effective February 1, 1995.

(1) Assumes deduction of the maximum 4.75% initial sales charge at the time of purchase and no deduction of a contingent deferred sales charge at the time of redemption.
(2) Class I Shares are not subject to an initial sales charge at the time of purchase, nor are they subject to the deduction of a contingent deferred sales charge at the time of redemption.

                                EXAMPLE (1 OF 2)
                                 CLASS B SHARES

    You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

1 YEAR(1)     3 YEARS(2)     5 YEARS(3)     10 YEARS(4)
---------     ----------     ----------     -----------
   $73           $101           $142           $ 242

                                EXAMPLE (2 OF 2)
                                 CLASS B SHARES

    You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) no redemption:

1 YEAR     3 YEARS     5 YEARS     10 YEARS(4)
------     -------     -------     -----------
 $ 23        $71        $ 122         $ 242

    These figures do not reflect the expense limitation that was in effect as of December 31, 1994, but which was terminated effective February 1, 1995.

(1) Assumes deduction of a 5% contingent deferred sales charge at the time of redemption.
(2) Assumes deduction of a 3% contingent deferred sales charge at the time of redemption.
(3) Assumes deduction of a 2% contingent deferred sales charge at the time of redemption.
(4) Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year and, therefore, reflect Class A expenses for years nine and ten.

    The purpose of the foregoing tables is to provide an investor with an understanding of the various costs and expenses that an investor in the Fund will bear, directly or indirectly. The Examples assume reinvestment of all dividends and distributions and that the percentage amounts under "Total Fund Operating Expenses" remain the same each year. The assumed annual return of 5% is required by applicable law to be applied by all investment companies and is used for illustrative purposes only. This assumption is not a projection of future performance. The actual expenses for the Fund may be higher or lower than the estimates given.

    Except as set forth below, the percentages expressing annual fund operating expenses are based on amounts incurred by the Fund during the six months ended December 31, 1994 without expense reimbursements. The information in the tables does not reflect the charge of $10.00 per transaction if a shareholder makes a request to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Fund's fees and expenses, see the following sections of the Prospectus: "Organization and Management of the Fund," "Initial Sales Charge Alternative -- Class A Shares," "Contingent Deferred Sales Charge Alternative -- Class B Shares," and "How to Buy Shares," and the following section of the SAI: "Investment Advisory and Other Services."

THE FUND'S FINANCIAL HIGHLIGHTS

    The Fund results from a reorganization of the Mackenzie Fixed Income Trust, a series of Mackenzie Series Trust, which reorganization was approved by shareholders on December 15, 1994.

    The following information through December 31, 1994 relating to Class A** and Class B shares of the Fund, operating prior to the reorganization of the Mackenzie Fixed Income Trust (d/b/a Ivy Bond Fund) into Ivy Bond Fund a Series of Ivy Fund, has been audited by Coopers & Lybrand, L.L.P., independent accountants. The report of Coopers & Lybrand, L.L.P. on the Fund's financial statements appears in the Fund's Semi-Annual Report dated December 31, 1994 and Annual Report dated June 30, 1994, which are incorporated by reference into the Fund's SAI. The Semi-Annual Report and Annual Report contain further information about and management's discussion of the Fund's performance, and are available to shareholders upon request and without charge. The information presented below should be read in conjunction with the financial statements and notes thereto.

    Prior to December 31, 1994, Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, served as investment adviser to the Fund. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC").

    As of December 31, 1994, no Class I shares of the Fund had been issued. Accordingly, no financial highlights for such shares are presented below.

    Selected data (for one share outstanding throughout each period) and ratios for the Fund are as follows:

                                                                                                                      CLASS A
                                                                                                                    ------------
                                                                                                                    FOR THE SIX
                                                                                                                    MONTHS ENDED
                                                                                                                    DECEMBER 31,
                                                                                                                    ------------
                                                                                                                        1994
                                                                                                                    ------------
Net asset value, beginning of period..............................................................................    $   9.38
                                                                                                                        ------
 Income (loss) from investment operations
 Net investment income............................................................................................         .33(a)
 Net gain (loss) on investments (both realized and unrealized)....................................................        (.29)
                                                                                                                        ------
      Total from investment operations............................................................................         .04
                                                                                                                        ------
 Less distributions
 Dividends (from net investment income)...........................................................................         .32
 Distributions (from net capital gain)............................................................................          --
 Distributions in excess of net capital gain......................................................................         .09
 Return of capital paid-in........................................................................................          --
                                                                                                                        ------
      Total distributions.........................................................................................         .41
                                                                                                                        ------
Net asset value, end of period....................................................................................    $   9.01
                                                                                                                    ============
Total return......................................................................................................         .43%(c)
Ratios/supplemental data
Net assets, end of period (in thousands)..........................................................................    $110,232
Ratio of expenses to average daily net assets:
 With expense reimbursements......................................................................................        1.50%(d)
 Without expense reimbursements...................................................................................        1.52%(d)
Ratio of net investment income to average daily net assets........................................................        6.92%(d)
Portfolio turnover rate...........................................................................................          44%(d)


                                                                                                                      CLASS B
                                                                                                                    ------------

                                                                                                                    FOR THE SIX
                                                                                                                    MONTHS ENDED
                                                                                                                    DECEMBER 31,
                                                                                                                    ------------
                                                                                                                        1994
                                                                                                                    ------------
Net asset value, beginning of period..............................................................................    $   9.38
                                                                                                                        ------
 Income (loss) from investment operations
 Net investment income............................................................................................         .30(a)
 Net gain (loss) on investments (both realized and unrealized)....................................................        (.29)
                                                                                                                        ------
      Total from investment operations............................................................................         .01
                                                                                                                        ------
 Less distributions
 Dividends (from net investment income)...........................................................................         .29
 Distributions (from net capital gain)............................................................................          --
 Distributions in excess of net capital gain......................................................................         .09
 Return of capital paid-in........................................................................................          --
                                                                                                                        ------
      Total distributions.........................................................................................         .38
                                                                                                                        ------
Net asset value, end of period....................................................................................    $   9.01
                                                                                                                    ============
Total return......................................................................................................         .06%( c)
Ratios/supplemental data
Net assets, end of period (in thousands)..........................................................................    $  2,420
Ratio of expenses to average daily net assets:
 With expense reimbursements......................................................................................        2.25%( d)
 Without expense reimbursements...................................................................................        2.27%( d)
Ratio of net investment income to average daily net assets........................................................        6.17%( d)
Portfolio turnover rate...........................................................................................          44%( d)


                                                                                                                      CLASS A
                                                                                                                    ------------

                                                                                                                    FOR THE YEAR
                                                                                                                       ENDED
                                                                                                                      JUNE 30,
                                                                                                                    ------------
                                                                                                                        1994
                                                                                                                    ------------
Net asset value, beginning of period..............................................................................    $  10.34
                                                                                                                        ------
 Income (loss) from investment operations
 Net investment income............................................................................................         .63
 Net gain (loss) on investments (both realized and unrealized)....................................................        (.60)
                                                                                                                        ------
      Total from investment operations............................................................................         .03
                                                                                                                        ------
 Less distributions
 Dividends (from net investment income)...........................................................................         .61
 Distributions (from net capital gain)............................................................................         .38
 Distributions in excess of net capital gain......................................................................
 Return of capital paid-in........................................................................................          --
                                                                                                                        ------
      Total distributions.........................................................................................         .99
                                                                                                                        ------
Net asset value, end of period....................................................................................    $   9.38
                                                                                                                    ===========
Total return......................................................................................................        0.00%(b )
Ratios/supplemental data
Net assets, end of period (in thousands)..........................................................................    $120,073
Ratio of expenses to average daily net assets:
 With expense reimbursements......................................................................................        1.45%
 Without expense reimbursements...................................................................................          --
Ratio of net investment income to average daily net assets........................................................        6.19%
Portfolio turnover rate...........................................................................................          78%

                                                                                                                       CLASS B
                                                                                                                    --------------

                                                                                                                    FOR THE PERIOD

                                                                                                                    APRIL 1, 1994

                                                                                                                    (COMMENCEMENT)

                                                                                                                     TO JUNE 30,

                                                                                                                    --------------
                                                                                                                         1994
                                                                                                                    --------------
Net asset value, beginning of period..............................................................................      $ 9.82
                                                                                                                         -----

 Income (loss) from investment operations
 Net investment income............................................................................................         .10

 Net gain (loss) on investments (both realized and unrealized)....................................................        (.32)
                                                                                                                         -----

      Total from investment operations............................................................................        (.22)
                                                                                                                         -----

 Less distributions
 Dividends (from net investment income)...........................................................................         .14

 Distributions (from net capital gain)............................................................................         .08

 Distributions in excess of net capital gain......................................................................
 Return of capital paid-in........................................................................................          --
                                                                                                                         -----

      Total distributions.........................................................................................         .22
                                                                                                                         -----

Net asset value, end of period....................................................................................      $ 9.38
                                                                                                                    ===============

Total return......................................................................................................       (2.24)%(c)

Ratios/supplemental data
Net assets, end of period (in thousands)..........................................................................      $  761

Ratio of expenses to average daily net assets:
 With expense reimbursements......................................................................................        2.20%(d)

 Without expense reimbursements...................................................................................          --

Ratio of net investment income to average daily net assets........................................................        5.44%(d)

Portfolio turnover rate...........................................................................................          78%


                                                                                                 CLASS A
                                                                                  -------------------------------------
                                                                                       FOR THE YEAR ENDED JUNE 30,
                                                                                  -------------------------------------
                                                                                    1993           1992          1991
                                                                                  --------       --------       -------
Net asset value, beginning of period........................................      $   9.95       $   9.61       $  9.84
                                                                                  --------       --------       -------
 Income (loss) from investment operations
 Net investment income......................................................           .55            .63(a)        .62(a)
 Net gain (loss) on investments (both realized and unrealized)..............          1.00            .73           .10
                                                                                  --------       --------       -------
      Total from investment operations......................................          1.55           1.36           .72
                                                                                  --------       --------       -------
 Less distributions
 Dividends (from net investment income).....................................           .64            .63           .62
 Distributions (from net capital gain)......................................           .52            .25           .13
 Distributions in excess of net capital gain................................
 Return of capital paid-in..................................................            --            .14           .20
                                                                                  --------       --------       -------
      Total distributions...................................................          1.16           1.02           .95
                                                                                  --------       --------       -------
Net asset value, end of period..............................................      $  10.34       $   9.95       $  9.61
                                                                                  ========       ========       =======
Total return................................................................         16.29%(b)      14.77%(b)      7.58%(b)
Ratios/supplemental data
Net assets, end of period (in thousands)....................................      $132,721       $102,328       $92,687
Ratio of expenses to average daily net assets:
 With expense reimbursements................................................          1.49%          1.50%         1.50%
 Without expense reimbursements.............................................            --           1.55%         1.65%
Ratio of net investment income to average daily net assets..................          6.42%          6.92%         6.77%
Portfolio turnover rate.....................................................           134%(f)        129%          118%


                                                                               1990          1989          1988         1987
                                                                              -------       -------       ------       ------
Net asset value, beginning of period........................................  $ 10.59       $  9.99       $ 9.39       $ 9.35
                                                                              -------       -------       ------       ------
 Income (loss) from investment operations
 Net investment income......................................................      .65(a)        .77(a)       .58(a)       .36(a)
 Net gain (loss) on investments (both realized and unrealized)..............     (.40)          .75          .81           --
                                                                              -------       -------       ------       ------
      Total from investment operations......................................      .25          1.52         1.39          .36
                                                                              -------       -------       ------       ------
 Less distributions
 Dividends (from net investment income).....................................      .65           .79          .60          .32
 Distributions (from net capital gain)......................................       --            --          .19           --
 Distributions in excess of net capital gain................................
 Return of capital paid-in..................................................      .35           .13           --           --
                                                                              -------       -------       ------       ------
      Total distributions...................................................     1.00           .92          .79          .32
                                                                              -------       -------       ------       ------
Net asset value, end of period..............................................  $  9.84       $ 10.59       $ 9.99       $ 9.39
                                                                              =======       =======       ======       ======
Total return................................................................     2.54%(b)     16.12%(b)    16.31%(b)     2.92%(b)
Ratios/supplemental data
Net assets, end of period (in thousands)....................................  $70,670       $20,753       $5,075       $  217
Ratio of expenses to average daily net assets:
 With expense reimbursements................................................     1.36%          .20%        1.37%        1.00%
 Without expense reimbursements.............................................     1.73%         2.04%        4.61%       32.89%
Ratio of net investment income to average daily net assets..................     6.64%         8.08%        5.15%        3.80%
Portfolio turnover rate.....................................................        0%            0%         145%           0%


                                                                              1986(e)
                                                                              -------
Net asset value, beginning of period........................................  $  9.33*
                                                                              -------
 Income (loss) from investment operations
 Net investment income......................................................      .36(a)
 Net gain (loss) on investments (both realized and unrealized)..............       --
                                                                              -------
      Total from investment operations......................................      .36
                                                                              -------
 Less distributions
 Dividends (from net investment income).....................................      .34
 Distributions (from net capital gain)......................................       --
 Distributions in excess of net capital gain................................
 Return of capital paid-in..................................................       --
                                                                              -------
      Total distributions...................................................      .34
                                                                              -------
Net asset value, end of period..............................................  $  9.35
                                                                              =======
Total return................................................................     4.90%(b)(d)
Ratios/supplemental data
Net assets, end of period (in thousands)....................................  $   165
Ratio of expenses to average daily net assets:
 With expense reimbursements................................................     1.19%(d)
 Without expense reimbursements.............................................    59.04%(d)
Ratio of net investment income to average daily net assets..................     4.58%(d)
Portfolio turnover rate.....................................................        0%

(a) Net investment income is net of expense reimbursements from MIMI.
(b) Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Annualized.
(e) September 6, 1985 (commencement) to June 30, 1986.
(f) The portfolio turnover rate excludes sales of portfolio securities made following the February 1, 1993 reorganization between Ivy Bond Fund (formerly Mackenzie Fixed Income Trust) and American Investors Income Fund, Inc. to realign the Fund's portfolio and reflects an adjustment to the monthly average of the value of the portfolio securities owned by the Fund during the year ended June 30, 1993.
 *  Price at inception excluding sales charge.
** Shares of the Fund outstanding as of March 31, 1994 were designated Class A shares of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

    The Fund is a diversified company which offers investors a convenient way to invest in a managed portfolio of debt securities. The Fund seeks a high level of current income by investing primarily in (i) investment grade corporate bonds (those which are rated Aaa, Aa, A or Baa by Moody's Investors Services, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") at the time of purchase) and (ii) U.S. Government securities (including mortgage-backed securities issued by U.S. Government agencies or instrumentalities) that mature in more than 13 months. As a fundamental policy, the Fund invests at least 65% of its total assets (calculated at market value at the time of each investment) in these fixed income securities. The Fund may invest in corporate bonds that are not rated if the investment adviser, IMI, believes that such securities are of comparable quality. See Appendix A in the Fund's SAI for a description of corporate bond ratings.

    Normally, the dollar-weighted average maturity of the Fund's portfolio will be relatively long, in the range of 15 years or more. IMI may shorten this maturity when it deems market conditions warrant. In addition, whenever in IMI's judgment abnormal market conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in short-term U.S. Government securities (maturing in 13 months or less), certificates of deposit, bankers' acceptances and commercial paper, and may enter into repurchase agreements. The Fund may also invest up to 35% of its total assets (calculated at market value at the time of each investment) in these securities to meet redemptions or pending investments.

    The Fund may invest up to 20% of its net assets (calculated at market value at the time of each investment) in debt securities of foreign issuers meeting the credit quality standards described above, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Eurodollar securities, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts to protect against the uncertainty in the level of future foreign exchange rates, but not for speculative purposes.

    The Fund may invest up to 5% of its net assets (calculated at market value at the time of each investment) in dividend paying common and preferred stocks (including adjustable rate preferred stocks); municipal securities; zero coupon bonds meeting the credit quality standards described above; and securities sold on a "when-issued" or firm commitment basis. The Fund may lend its portfolio securities to increase current income, and borrow from banks as a temporary measure for emergency purposes.

    The Fund may invest less than 35% of its net assets (calculated at market value at the time of each investment) in corporate debt securities considered medium or lower grade (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in corporate debt securities that, at the time of investment, are rated less than C by either Moody's or S&P.

    During the six months ended December 31, 1994, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month during such period, the Fund had the following percentages of its net assets (calculated at market value at the time of each investment) invested in debt securities rated in the categories indicated (all ratings are by either S&P or Moody's, whichever rating is higher): 15.52% in securities rated AAA/Aaa; 0% in securities rated AA/Aa; 2.84% in securities rated A/A; 44.78% in securities rated BBB/Baa; 17.23% in securities rated BB/Ba; 15.99% in securities rated B/B;
 .73% in securities rated CCC/Caa; and .15% in securities which were unrated. These figures are intended solely to provide disclosure about the Fund's asset composition during the period specified above. The asset composition after this time may or may not be approximately the same as represented by such figures.

    The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as purchasing put and call options, selling call options, and engaging in transactions in interest rate futures, currency rate futures, and options on interest rate futures and currency futures contracts. IMI can use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If the Investment Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. The Fund may only engage in transactions in interest rate futures, currency rate futures and options on interest rate futures and currency futures contracts for hedging purposes.

    The Fund's investment objectives are fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Trustees may make non-material changes in the Fund's objectives without shareholder approval. Except for the Fund's investment objectives and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental and, therefore, may be changed by the Trustees without shareholder approval. There can be no assurance that the Fund's objectives will be met. The different types of securities and investment techniques used by the Fund involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

RISK FACTORS AND INVESTMENT TECHNIQUES

    The following discussion describes in greater detail the different types of securities and investment techniques used by the Fund, as well as some of the risks associated with such securities and techniques.

    DEBT SECURITIES: Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.

    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life. Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, the market value of mortgage-backed securities may decline during periods of declining interest rates.

    MEDIUM-GRADE DEBT SECURITIES: Bonds rated Baa by Moody's or BBB by S&P are considered medium-grade obligations. Such bonds have adequate asset coverage and normally are protected by satisfactory earnings, but lack outstanding investment characteristics and have speculative characteristics as well.

    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa or BBB (and comparable unrated securities), commonly referred to as "high yield" or "junk" bonds, are considered by major credit-rating organizations to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. While such debt securities are likely to have some quality and protective characteristics, these are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities); generally involve greater price volatility; and may be less liquid than securities in higher rating categories. Investors in the Fund should be willing to accept the risks associated with high-yield securities. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets.

    The prices of high-yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments. High-yield bonds may, however, be more susceptible than investment-grade bonds to real or perceived adverse economic and competitive industry conditions. For example, a projection of an economic downturn or a period of rising interest rates could cause a decline in the price of high-yield bonds because the advent of a recession potentially lessens the ability of highly leveraged companies to make principal and interest payments on their debt securities. If an issuer of high-yield bonds defaults, the Fund may incur additional expenses to seek recovery of its losses.

    Should the rating of a portfolio security be downgraded, the Investment Manager will determine whether it is in the Fund's best interest to retain or dispose of the security. However, should any individual bond held by the Fund be downgraded below the rating of C, IMI currently intends to dispose of such bond based on the then existing market conditions. See Appendix A to the SAI for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.

    BANKING INDUSTRY AND SAVING AND LOAN OBLIGATIONS: The bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of such obligation (currently $100,000) is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federally or state-chartered institutions that have total assets in excess of $1 billion and whose deposits are insured by the FDIC.

    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. Investments in commercial paper are limited to obligations rated Prime-1 by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, including corporate bonds, notes, debentures and other securities convertible into common stocks. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

    FOREIGN SECURITIES: The foreign securities in which the Fund may invest include non-U.S. dollar-denominated debt securities, Eurodollar securities, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also purchase sponsored or unsponsored ADRs. Eurodollar securities are securities that are issued offshore and which pay interest and principal in U.S. dollars. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent a deposit with the bank of a foreign company's securities. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying foreign securities. Ownership of unsponsored ADRs may not entitle the Fund to financial or other reports of the issuer, to which it would be entitled as the owner of sponsored ADRs. ADRs are publicly traded on exchanges or over the counter in the United States. See the Fund's SAI. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

    The Fund may invest in debt securities issued by governments, government-related entities and corporations in foreign countries with emerging or developing economies ("emerging markets"), including the developing countries of Latin America and Eastern Europe. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of issuers operating in developed economies, such as the United States, Canada and most of Europe. The risks described above with respect to investment in foreign countries are heightened when the foreign country is an emerging market. Furthermore, throughout the last decade, many emerging markets have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

    Although the Fund intends to invest only in nations that IMI considers to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

    OPTIONS AND FUTURES TRANSACTIONS: The Fund may invest in transactions in options on securities and currencies in accordance with its stated investment objectives and policies. A put option is a short-term contract that gives the purchaser of the option, in return for a premium, the right to sell the underlying security or currency to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser of the option, in return for a premium, the right to buy the underlying security or currency from the seller of the option at a specified price during the term of the option. When the Fund writes a put or call option, the Fund will segregate assets, such as cash, U.S. Government securities or other high grade debt securities, or "cover" its position in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund will not write puts with respect to more than 50% of the value of its net assets (calculated at market value at the time of the transaction). The Fund will not write any call options if as a result it would have more than 20% of its net assets (calculated at market value at the time any such call is written) subject to being purchased upon the exercise of calls. The Fund may purchase put or call options, provided the aggregate premium paid for all options held will not exceed 10% of the value of its net assets (calculated at market value at the time of purchase).

    An interest rate futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. A foreign currency futures contract is an agreement to buy or sell a specified amount of a foreign currency for a set price on a future date. See "Investment Objectives and Policies -- Futures Contracts and Options on Futures Contracts" in the SAI.

    When the Fund enters into a futures contract, it must make an initial deposit known as an "initial margin," as a partial guarantee of its performance under the contract. As the value of the security or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margins," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets, such as cash, U.S. Government securities or other liquid high-grade debt obligations, or "cover" its position in accordance with the 1940 Act. See the SAI.

    Use of option contracts, foreign currency contracts, futures contracts and options on futures contracts is subject to special risk considerations. The risk of loss from the use of futures is potentially unlimited. A liquid secondary market for any futures or related options contract may not be available when seeking to close a futures or options position and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there may be an imperfect correlation between price movements in the securities or currency on which the futures or options contract is based and in the Fund's portfolio securities being hedged. Use of futures or related options contracts is further dependent on IMI's ability to predict correctly price movements in the securities or currency being hedged, and no assurance can be given that its judgment will be correct. Currency futures contracts and options thereon may be traded on foreign exchanges; such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental action affecting trading in, or the prices of, foreign securities. See the SAI.

    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

    Although the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The Fund will enter into such a forward contract only if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

    ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. Because interest on zero coupon obligations is not distributed to the Fund on a current basis but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. The Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's net assets (calculated at market value at the time of each investment) would be invested in illiquid securities including such repurchase agreements. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. In the event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

    BORROWING, LENDING, "WHEN-ISSUED" SECURITIES AND FIRM COMMITMENTS: The Fund may borrow from a bank up to a limit of 10% of its total assets (calculated at market value at the time of the borrowing), but only for temporary or emergency purposes. Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

    Loans of securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. There may be risks of delay in receiving additional collateral, or risks of delay in recovery of the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. As a non-fundamental policy, loans will not be made if, as a result, the aggregate value of all outstanding securities loaned exceeds 30% of the value of the Fund's total assets (calculated at market value at the time of the loan).

    The Fund may invest in securities sold on a "when-issued" or firm commitment basis in order to secure an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing securities on a "when-issued" basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

    RESTRICTED AND ILLIQUID SECURITIES: The Fund's policy is that restricted and other illiquid securities (including repurchase agreements of more than seven days' duration and other securities which are not readily marketable or which have a limited trading market) may not constitute more than 10% of the value of the Fund's net assets (calculated at market value at the time of each investment). In addition, the Fund may not invest more than 5% of its assets (calculated at market value at the time of each investment) in restricted securities. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where a registration statement is required, the Fund may be required to bear all or part of the registration expenses. There may be a lapse of time between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

ORGANIZATION OF THE FUND

    The Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The Fund results from a reorganization of Mackenzie Fixed Income Trust, a series of Mackenzie Series Trust, into the Fund, a newly created series of the Trust, which reorganization was approved by shareholders on December 15, 1994. The business and affairs of the Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 13 series of shares. The Trustees of the Trust also have the authority, without shareholder approval, to classify and reclassify the shares of the Fund into one or more classes. Accordingly, the Trustees have authorized the issuance of three classes of the Fund, designated as Class A, Class B and Class I. Shares of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class of shares has a different dividend and distribution policy and bears different distribution fees. In addition, Class I shares bear lower transfer agency fees than Class A and Class B. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.

INVESTMENT MANAGER

    The Trust employs IMI to provide business management and investment advisory services; Mackenzie Investment Management Inc. ("MIMI"), of which IMI is a wholly owned subsidiary, to provide administrative services; and Mackenzie Ivy Funds Distribution, Inc. ("MIFDI," or the "Distributor") to distribute the Fund's shares. Until December 31, 1994, MIMI served as investment adviser to the Fund.

    PORTFOLIO MANAGEMENT: The Fund is managed by a team, with each team member having specific responsibilities. The following individuals have responsibilities for management of the Fund: Daniel J. Johnedis, Jr., a Vice President of the Investment Manager and MIMI since 1993, has nine years of professional investment experience. Prior to joining IMI, he was a Vice President and portfolio manager at Loomis Sayles and Company. He is a Chartered Financial Analyst, and has an MBA from the College of William and Mary. Leslie
A. Ferris has 11 years of professional investment experience. Ms. Ferris is a Chartered Financial Analyst and received an MBA from the University of Chicago. Prior to joining IMI, she was a portfolio manager at Kemper Financial Services Inc. from 1982 to 1988.

    INVESTMENT MANAGEMENT EXPENSES: For management of its investments and business affairs, the Fund pays IMI a monthly fee calculated on the basis of the Fund's average daily net assets during the preceding month at an annual rate of 0.75% of the first $500 million, reduced to 0.60% on the next $500 million and 0.40% on average daily net assets over $1 billion. The fee paid by the Fund is higher than the fee paid by similar funds.

    Under the Fund's management agreement, IMI pays all expenses incurred by it in rendering management services to the Fund. The Fund bears its cost of operations. See the SAI. If, however, the Fund's total expenses in any fiscal year exceed the permissible limit applicable to the Fund in any state in which the shares are then qualified for sale, IMI will bear the excess expenses. Without expense reimbursements the annualized ratio of operating expenses to average daily net assets for Class A and Class B shares of the Fund for the six months ended December 31, 1994 was 1.52% and 2.27%, respectively. As of March 23, 1995, no Class I shares have been issued.

    IMI will comply with any applicable state regulations that may require it to make reimbursements to the Fund in the event that the Fund's aggregate operating expenses, including advisory fees, administrative services fees and transfer agency and shareholder services fees, but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specific applicable limitations. (The strictest rule currently applicable to the Fund is 2.5% of the first $30 million of its average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets over $100 million.)

    The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of that class of the Fund. The underlying assets of each class of the Fund are allocated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Trust. General expenses of the Trust (such as the costs of maintaining the Trust's existence, legal fees, proxy and shareholders' meeting costs, etc.) that are not readily identifiable as belonging to a particular fund or to a particular class of a fund will be allocated among and charged to the assets of that fund on a fair and equitable basis, which may be based on the relative assets of that fund or the nature of the services performed and their relative applicability to that fund. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

ADMINISTRATOR

    The Trust has entered into an Administrative Services Agreement with MIMI pursuant to which MIMI provides various administrative services for the Fund, including maintenance of registration or qualification of Fund shares under state "Blue Sky" laws, assisting in the preparation of Federal, state and local income tax returns and preparing financial statements of additional information, and periodic reports to shareholders. In addition, MIMI will assist the Trust's legal counsel with Securities and Exchange Commission ("SEC") registration statements, proxies and other required filings. Under the Administrative Services Agreement, the net assets attributable to the Fund's Class A and Class B shares are subject to a monthly fee at the annual rate of 0.10%; the net assets attributable to the Fund's Class I shares are subject to a monthly fee at the annual rate of 0.01%.

FUND ACCOUNTING

    The Trust has entered into a Fund Accounting Services Agreement with MIMI pursuant to which MIMI provides certain accounting and pricing services for the Fund. For fund accounting services, the Fund pays MIMI out-of-pocket expenses as incurred and a monthly fee based upon the Fund's net assets at the end of the preceding month at the following rates: $1,000 when net assets are $20 million and under; $1,500 when net assets are over $20 million to $75 million; $4,000 when the net assets are over $75 million to $100 million; and $6,000 when net assets are over $100 million.

CUSTODIAN

    Brown Brothers Harriman & Co. (the "Custodian"), a private bank and a member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Fund. Subject to the supervision of the Trustees, the Custodian has entered into subcustodial agreements for the holding of the Fund's foreign securities.

TRANSFER AGENT

    Mackenzie Ivy Investor Services Corp. ("MIISC"), a wholly owned subsidiary of MIMI, is the transfer agent and dividend paying agent for the Fund and provides certain shareholder and shareholder-related services as required by the Fund. For transfer agency and shareholder services, the Fund pays the Transfer Agent an annual fee of $20.75 per open account (Class A and B) and $10.25 per open account (Class I), payable in equal monthly installments. In addition, the Fund pays the Transfer Agent a fee of $4.25 for each account that is closed and reimburses the Transfer Agent monthly for out-of-pocket expenses.

PORTFOLIO TRANSACTIONS

    Subject to the overall supervision of the Trust's President and the Board of Trustees, IMI places all orders for the purchase and sale of portfolio securities for the Fund. All portfolio transactions are executed at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and, therefore, brokerage commissions are generally not required to be paid by the Fund for such purchases and sales, although the price paid usually includes undisclosed compensation to the dealer. The prices paid to underwriters of newly issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. Subject to the requirement of best price and execution, IMI may select broker-dealers that provide research services and may consider sales of shares of the Fund as a factor in the selection of broker-dealers.

    PORTFOLIO TURNOVER: A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-up or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. For purposes of this calculation, portfolio securities exclude all securities whose maturities at the time of acquisition were one year or less.

    The annualized portfolio turnover rate of the Fund is provided in this Prospectus under the caption "Financial Highlights." The Fund's annual portfolio turnover may exceed 100%, which is higher than that of many other investment companies. A 100% turnover occurs, for example, if all of the Fund's portfolio securities are sold and either repurchased or replaced within one year.

ALTERNATIVE PURCHASE ARRANGEMENTS

    You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative -- Class A shares") or on a contingent deferred basis (see "Contingent Deferred Sales Charge Alternative -- Class B shares"). If you do not specify on your account application which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

    CLASS A SHARES: If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $500,000 or more. If you purchase $500,000 or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a contingent deferred sales charge ("CDSC") if you redeem your shares within 24 months of purchase. See "Contingent Deferred Sales Charge -- Class A Shares". Class A shares are subject to ongoing service fees at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. Certain purchases of Class A shares qualify for a reduced initial sales charge. See "Qualifying for a Reduced Sales Charge."

    CLASS B SHARES: You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a CDSC if you redeem them within six years of purchase. Class B shares are subject to ongoing service and distribution fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. The ongoing distribution fee will cause these shares to have a higher expense ratio than that of Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will result in lower dividends than those paid on Class A shares.

    CLASS I SHARES: Class I shares are offered only to institutions and certain individuals. They are not subject to an initial or contingent deferred sales charge nor to ongoing service/distribution fees. Further, Class I shares bear lower administrative services fees and transfer agency and shareholder services fees than Class A and Class B shares. The entire amount of a Class I shareholder's purchase price is initially invested in the Fund.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE

    The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' potentially higher yield. To help you make this determination, the table under the caption "Expense Data Table" at the beginning of this Prospectus gives examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for a reduced sales charge. See "Qualifying for a Reduced Sales Charge".

    Class A shares are not subject to distribution fees, and accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would own fewer shares. If you do not qualify for a reduced initial sales charge and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares because the accumulated distribution and service changes on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

    Alternatively, you might determine that it would be more advantageous to purchase Class B shares in order to have all of your funds invested initially, although remaining subject to a contingent deferred sales charge over a period of six years and a higher distribution fee over a period of eight years.

    In the case of Class A shares, the distribution expenses that MIFDI incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing service fees. In the case of Class B shares, the expenses will be paid from the proceeds of ongoing service and distribution fees, as well as the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing service and distribution fees are the same as those of the Class A shares' initial sales charge and ongoing service fees. Sales personnel distributing the Fund's shares may receive different compensation for selling each class of shares.

DIVIDENDS AND TAXES

    Dividends and capital gain distributions received from the Fund are reinvested in additional shares of your class unless you elect to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than on the Class A shares.

    In order to provide that the Class A, Class B and Class I shares of the Fund have the same net asset value, the Board of Trustees intends normally to declare daily (i) a distribution to the Fund's Class A shareholders, based on the Fund's adjusted net assets attributable to its Class A shares at the beginning of the day, at an annual rate of 0.75%, plus any additional amount needed to equalize the net asset values of the three classes, and (ii) a distribution to the Fund's Class I shareholders, based on the Fund's adjusted net assets attributable to its Class I shares at the beginning of the day, at an annual rate of 1.00%, plus any additional amount needed to equalize the net asset values of the three classes. The accumulated daily declarations will be paid monthly to Class A and Class I shareholders of the Fund. If a shareholder of the Fund redeems all of his or her shares at any time prior to payment of a distribution, all declarations accrued to the date of redemption, including the date of redemption, are paid in addition to the redemption proceeds.

    In order to provide steady cash flow to the Fund's shareholders, the Board of Trustees intends normally to make monthly distributions from the Fund's net investment income to the Fund's Class A, Class B and Class I shareholders equally. Amounts available for such distributions will first be reduced by any amount declared for distribution during the period to equalize the net asset values of the classes, as described above. The Fund intends to make a final distribution for each fiscal year of any remaining net investment income and net realized short-term capital gain, as well as undistributed net long-term capital gain realized during the year. An additional distribution may be made of net investment income, net realized short-term capital gains and net realized long-term capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code").

    If, for any year, the total distributions from the Fund exceed net investment income and net realized capital gain for the Fund, the excess, distributed from the assets of the Fund, will generally be treated as a return of capital. The amount treated as a return of capital will reduce a shareholder's adjusted basis in his or her shares (thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares) and, to the extent that the amount exceeds this basis, will be treated as a taxable gain. However, if the Fund has current or accumulated earnings and profits, so as to characterize all or a portion of such excess as a dividend for Federal income tax purposes, the distributions, to that extent, would normally be taxable as ordinary income (or, if a capital gain dividend, as long-term capital gain).

    TAXATION: The following discussion is intended for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

    The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any U.S. Federal income or excise tax.

    Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Each year the Fund will notify shareholders of the tax status of dividends and distributions.

    Investments in securities that are issued at a discount will result in income to the Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

    Income and gains received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Unless the Fund is eligible to and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.

    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

    The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Further information relating to tax consequences is contained in the SAI.

    Fund distributions may be subject to state, local and foreign taxes. Distributions of the Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund.

PERFORMANCE DATA

    Performance information for the classes of shares of the Fund may be compared, in reports and promotional literature, to: (i) the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average, or Morgan Stanley Capital International World Index; (ii) other groups of mutual funds tracked by Lipper Analytical Services (a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets), or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

    In addition, advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, various expressions of total return and current distribution rate. Such materials may occasionally cite statistics to reflect the Fund's volatility or risk. Performance information is computed separately for the Fund's Class A, Class B and Class I shares in accordance with the formulas described below. Because Class B shares bear the expense of ongoing distribution fees, it is expected that the level of performance of the Fund's Class B shares will be lower than that of the Fund's Class A shares. In addition, because Class A shares bear the expense of a service fee, it is expected that the level of performance of the Fund's Class A shares will be lower than that of the Fund's Class I shares.

    Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes applicable sales charge) for one-, five- and ten-year periods, or any portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.

    Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result.

    Yield, which is calculated according to a formula prescribed by the SEC (see the SAI), is not indicative of the dividends or distributions that were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the 12 months by a current maximum offering price (offering price includes sales charge). Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period when such policies would be in effect, rather than using the dividends during the past 12 months. The distribution rate will differ from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and will be calculated over a different period of time.

    Performance figures are based upon past performance and will reflect all recurring charges against Fund income. In the case of Class A shares, performance figures may assume the payment of the maximum sales charge on the purchase of shares, which would reduce a performance figure. In the case of Class B shares, performance figures may assume the deduction of any applicable contingent deferred sales charge imposed on the redemption of shares held for the period. The investment results of the Fund, like all others, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return may be in any future period.

HOW TO BUY SHARES

    The minimum initial investment is $1,000; the minimum additional investment is $100. Initial or additional investment amounts for retirement accounts may be less. See "Retirement Plans". Accounts in Class I of the Fund can be opened with a minimum initial investment of $5,000,000; the minimum additional investment is $10,000. The minimum initial investment in Class I of the Fund may be spread over the thirteen-month period after an Institution or a high net worth individual opens an account and the Fund, at its discretion, may accept initial and additional investments of small amounts. All purchases must be made in U.S. dollars. Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A, Class B or Class I shares. If you do not specify which class of shares you are purchasing, MIISC will assume you are investing in Class A shares. The Fund reserves the right to reject for any reason any purchase order or exchange (see "Exchange Privilege" below).

    OPENING AN ACCOUNT

    BY CHECK

    1. Make your check payable to the Fund in which you are investing.

    2. Deliver the completed application and check to your registered representative or selling broker, or mail it directly to MIISC.

    3. Our address is:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    4. Our courier address is:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    BY WIRE

    1. Deliver a completed fund application to your registered representative or selling broker, or mail it directly to MIISC. Before wiring any funds, please contact MIISC at 1-800-777-6472 to verify your account number.

    2. Instruct your bank to wire funds to:

                       BARNETT BANK OF PALM BEACH COUNTY
                                ABA # 067008582
                     FOR DEPOSIT TO THE IVY MACKENZIE FUNDS
                                A/C #1455031505
                              NAME OF YOUR ACCOUNT
                      YOUR IVY OR MACKENZIE ACCOUNT NUMBER
                    THE IVY OR MACKENZIE FUND YOU ARE BUYING

    Your bank may charge a fee for wiring funds.

    THROUGH A REGISTERED SECURITIES DEALER: You may also place an order to purchase shares through your Registered Securities Dealer.

    BUYING ADDITIONAL CLASS A AND CLASS B SHARES

    BY CHECK

    1. Complete the investment stub attached to your statement or include a note with your investment listing the name of the Fund, the class of shares to purchase, your account number and the name(s) in which the account is registered.

    2. Make your check payable to the fund in which you are investing.

    3. Mail the account information and check to:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Our courier address is:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    or deliver it to your registered representative or selling broker.

    BY WIRE

    Instruct your bank to wire funds to:

                       BARNETT BANK OF PALM BEACH COUNTY
                                ABA # 067008582
                                 FOR DEPOSIT TO
                            THE IVY MACKENZIE FUNDS
                                A/C # 1455031505
                              NAME OF YOUR ACCOUNT
                      YOUR IVY OR MACKENZIE ACCOUNT NUMBER
                    THE IVY OR MACKENZIE FUND YOU ARE BUYING

    Your bank may charge a fee for wiring funds.

    THROUGH A REGISTERED SECURITIES DEALER: You may also place an order to purchase shares through your Registered Securities Dealer.

    BY AUTOMATIC INVESTMENT METHOD ("AIM")
    1. Complete the "Automatic Investment Method" and "Wire/EFT Information" sections on the Account Application designating a bank account from which funds may be drawn. Please note that in order to invest using this method, your bank must be a member of the Automated Clearing House system ("ACH"). The minimum investment under this plan is $50 per month ($25 per month for retirement plans). Please remember to attach a voided check to your account application.

    2. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy Mackenzie Fund account.

HOW YOUR PURCHASE PRICE IS DETERMINED

    Your purchase price for Class A shares of the Fund is the net asset value per share plus a sales charge, which may be reduced or eliminated in certain circumstances. The purchase price per share is known as the public offering price. Your purchase price for Class B and Class I shares of the Fund is the net asset value per share.

    Your purchase of shares will be made at the next determined price after the purchase order is received. The price is effective for orders received by MIISC or by your registered securities dealer prior to the time of the determination of the net asset value. Any orders received after the time of the determination of the net asset value will be entered at the next calculated price.

    Orders placed with a securities dealer prior to the time of determination of the net asset value and transmitted through the facilities of the National Securities Clearing Corporation by 7:00 p.m. Eastern Time on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.

HOW THE FUND VALUES ITS SHARES

    The net asset value ("NAV") per share is the value of one share. The NAV is determined in the following manner: the total of all liabilities, including accrued expenses and taxes and any necessary reserves, is deducted from the aggregate value of all assets, and the difference is divided by the number of shares outstanding at the time, adjusted to the nearest cent. The NAV per share is determined once every business day (as of the close of regular trading on each day the New York Stock Exchange is open, normally 4:00 p.m., Eastern time) (see the SAI under "Net Asset Value" for a detailed description of how the NAV is determined). Trading of foreign securities may not occur on every business day, and may occur on days when the New York Stock Exchange is closed.

    The Fund offers three classes of shares in this Prospectus: Class A shares, which are subject to an initial sales charge; Class B shares, which are subject to a contingent deferred sales charge; and Class I shares, which are not subject to any sales charge. IF YOU DO NOT SPECIFY A PARTICULAR CLASS OF SHARES, IT WILL BE ASSUMED THAT YOU ARE PURCHASING CLASS A SHARES AND AN INITIAL SALES CHARGE WILL BE ASSESSED.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    Shares are purchased at a public offering price equal to their NAV per share plus a sales charge, as set forth below.

                                                              SALES CHARGE
                                                         -----------------------   PORTION OF
                                                            AS A         AS A        PUBLIC
                                                         PERCENTAGE   PERCENTAGE    OFFERING
                                                         OF PUBLIC      OF NET       PRICE
                                                          OFFERING      AMOUNT      RETAINED
                    AMOUNT INVESTED                        PRICE       INVESTED    BY DEALER
-------------------------------------------------------  ----------   ----------   ----------
Less than $100,000.....................................     4.75%        4.99%        4.00%
$100,000 but less than $250,000........................     3.75%        3.90%        3.00%
$250,000 but less than $500,000........................     2.50%        2.56%        2.00%
$500,000 or over*......................................     0.00%        0.00%        0.00%

* A contingent deferred sales charge may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Contingent Deferred Sales Charge -- Class A Shares."

    With respect to purchases of $500,000 or more through dealers or agents, MIFDI may, at the time of purchase, pay such dealers or agents, from its own resources, a commission to compensate such dealers or agents for their distribution assistance in connection with such purchases. The commission would be computed at 1.00% of the first $3,000,000 invested; .50% of the next $2,000,000 invested; and .25% of the amount invested in excess of $5,000,000. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters as that term is defined in the 1933 Act.

    Sales charges are not applied to any dividends which are reinvested in additional shares of the Fund.

    An investor may be charged a transaction fee for Class A and Class I shares purchased or redeemed at net asset value through a broker or agent other than MIFDI.

    MIFDI compensates participating brokers who sell Class A shares through the initial sales charge. MIFDI retains that portion of the initial sales charge that is not reallowed to the dealers, which it may use to distribute the Fund's Class A shares. Pursuant to separate distribution plans for the Fund's Class A and Class B shares, MIFDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Pursuant to the Fund's distribution plans applicable to its Class A and Class B shares, MIFDI currently pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments.

    MIFDI may from time to time pay a bonus or other incentive to dealers (other than MIFDI) which employ a registered representative who sells a minimum dollar amount of the shares of the fund and/or other funds distributed by MIFDI during a specified period of time. This bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonus or incentive.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES

    Purchases of $500,000 or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 24 months after the end of the calendar month in which the purchase was made (the contingent deferred sales charge period), a contingent deferred sales charge of 1.00% will be imposed.

    In order to recover commissions paid to dealers on NAV transfers (as defined in "Purchases of Class A Shares at Net Asset Value"), Class A shares of the Fund are subject to a contingent deferred sales charge of 1.00% for certain redemptions within 24 months after the date of purchase.

    The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.

    In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account not subject to the CDSC. The CDSC is waived in certain circumstances. See the discussion below under the caption "Waiver of Contingent Deferred Sales Charge."

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The contingent deferred sales charge is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class A Fund account at the time of the initial distribution) (a) following retirement under a tax qualified retirement plan, or (b) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. The Distributor may require documentation prior to waiver of the contingent deferred sales charge.

    Class A shareholders may exchange their Class A shares subject to a contingent deferred sales charge ("outstanding Class A shares") for Class A shares of another Ivy or Mackenzie Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any contingent deferred sales charge that would be due upon the redemption of the outstanding Class A shares. The original CDSC rate that would have been charged if the outstanding Class A shares were redeemed will carry over to the Class A shares received in the exchange, and will be charged accordingly at the time of redemption.

QUALIFYING FOR A REDUCED SALES CHARGE

    RIGHTS OF ACCUMULATION (ROA): Rights of Accumulation ("ROA") is calculated by determining the current market value of all Class A shares in all Ivy or Mackenzie fund accounts (except Ivy Money Market Fund) owned by you, your spouse, and your children under 21 years of age. ROA is also applicable to accounts under a trustee or other single fiduciary (including retirement accounts qualified under Section 401 of the Code). The current market value of each of your accounts as described above is added together and then added to your current purchase amount. If the combined total is equal or greater than a breakpoint amount for the Fund, then you qualify for the reduced sales charge. To reduce or eliminate the sales charge, you must complete Section 4B of the new account application.

    LETTER OF INTENT (LOI): A Letter of Intent ("LOI") is a non-binding agreement that states your intention to invest in additional Class A shares, within a thirteen month period after the initial purchase, an amount equal to a breakpoint amount for the Fund. The LOI may be backdated up to 90 days. To sign an LOI, please complete Section 4B of the new account application.

    Should the LOI not be fulfilled within the thirteen month period, your account will be debited for the difference between the full sales charge that applies for the amount actually invested and the reduced sales charge actually paid on purchases placed under the terms of the LOI.

    PURCHASES OF CLASS A SHARES AT NET ASSET VALUE: An investor who was a shareholder of any Ivy Fund on December 31, 1991 or a shareholder of American Investors Income Fund, Inc. or American Investors Growth Fund, Inc. on October 31, 1988 and who became a shareholder of Ivy Bond Fund (formerly Mackenzie Fixed Income Trust) or Ivy Growth Fund as a result of the respective reorganizations of the funds will be exempt from sales charges on the purchase of Class A shares of any Ivy or Mackenzie Fund. This privilege is also available to immediate family members of a shareholder (i.e., the shareholder's children, the shareholder's spouse and the children of the shareholder's spouse). This no-load privilege terminates for the investor if the investor redeems all shares owned. Shareholders and their relatives as described above should call 1-800-235-3322 for information about additional purchases or to inquire about their account.

    Officers and Trustees of the Trust (and their relatives) and IMI, MIMI, and MFC and their officers, directors, employees, and retired employees (and their relatives) may buy Class A shares of the Fund without an initial sales charge or contingent deferred sales charge.

    Directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with MIFDI or trustees or custodians of any qualified retirement plan or IRA established for the benefit of a person enumerated above may buy Class A shares of the Fund without an initial sales charge or contingent deferred sales charge. In addition, certain investment advisors and financial planners who charge a management, consulting or other fee for their services and who place trades for their own accounts and the accounts of their clients may purchase Class A shares of the Fund without an initial sales charge or a contingent deferred sales charge, provided such purchases are placed through a broker or agent who maintains an omnibus account with the Fund. Also, clients of these advisors and planners may make purchases under the same conditions if the purchases are through the master account of such advisor or planner on the books of such broker or agent.

    Class A shares of the Fund may be purchased at net asset value, without an initial sales charge or a contingent deferred sales charge, by employee benefit plans qualified under section 401 of the Code, subject to any minimum requirements set by MIFDI. Currently, these criteria require that the employer establishing the plan have 250 or more employees or that the amount invested or to be invested in the subsequent 48-month period totals at least $500,000. MIFDI may, at the time of any such purchase, pay out of MIFDI's own resources commissions to dealers which provided distribution assistance in connection with the purchase. Commissions would be computed at 1.00% of the first $3,000,000 invested, .50% of the next $2,000,000 invested, and .25% of the amount invested in excess of $5,000,000.

    Class A shares can also be purchased without an initial sales charge, but subject to a contingent deferred sales charge of 1.00% during the first 24 months by any state, county, city, or any instrumentality, department, authority or agency of these entities, which is prohibited by applicable investment laws from paying a sales charge or commission when purchasing shares of any registered investment management company (an "eligible governmental authority"). MIFDI may, at the time of any such purchase, pay out of MIFDI's own resources commissions to dealers which provided distribution assistance in connection with the purchase. Commissions would be computed at 1.00% of the first $3,000,000 invested, .50% of the next $2,000,000 invested, and .25% of the amount invested in excess of $5,000,000.

    Class A shares can also be purchased without an initial sales charge, but subject to a contingent deferred sales charge of 1.00% in the first 24 months, by trust companies, bank trust departments, credit unions, savings and loans and other similar organizations in their fiduciary capacity or for their own accounts subject to any minimum requirements set by MIFDI. Currently, these criteria require that the amount invested or to be invested in the subsequent 13-month period totals at least $250,000. MIFDI may, at the time of any such purchase, pay out of MIFDI's own resources commissions to dealers which provided distribution assistance in connection with the purchase. Commissions would be computed at 1.00% of the first $3,000,000 invested, .50% of the next $2,000,000 invested, and .25% of the amount invested in excess of $5,000,000.

    Class A shares of the Fund may also be purchased without a sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

    The Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of various broker-dealers with which MIFDI has a selling relationship. This privilege will apply only to Class A Shares of the Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares (on which a commission has been paid) of an investment company (other than Mackenzie Series Trust or the Trust), unit investment trust or limited partnership ("NAV transfers"). Some dealers may elect not to participate in this program. Those dealers that do elect to participate in the program must complete certain forms required by MIFDI. The normal service fee, as described in the "Initial Sales Charge Alternative -- Class A Shares" and "Contingent Deferred Sales Charge Alternative -- Class B Shares" sections of this Prospectus, will be paid to dealers in connection with these purchases. Additional information on reductions or waivers may be obtained from MIFDI at the address listed on the cover of the Prospectus.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES

    Class B shares are offered at net asset value per share without a front end sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquire through reinvestment of dividends or distributions, and next from the shares you have held the longest during the six-year period.

    Proceeds from the contingent deferred sales charge are paid to MIFDI. MIFDI uses them, in whole or in part, to defray its expenses related to providing the Fund with distribution services in connection with the sale of Class B shares, such as compensating selected dealers and agents for selling these shares. The combination of the contingent deferred sales charge and the distribution and service fees makes it possible for the Fund to sell Class B shares without deducting a sales charge at the time of the purchase.

    The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                                                            CONTINGENT
                                                                          DEFERRED SALES
                                                                            CHARGE AS A
                                                                           PERCENTAGE OF
                                                                           DOLLAR AMOUNT
                          YEAR SINCE PURCHASE                            SUBJECT TO CHARGE
-----------------------------------------------------------------------  -----------------
First..................................................................           5%
Second.................................................................           4%
Third..................................................................           3%
Fourth.................................................................           3%
Fifth..................................................................           2%
Sixth..................................................................           1%
Seventh and thereafter.................................................           0%

    MIFDI currently intends to pay dealers a sales commission of 4% of the sale price of Class B shares sold by such dealers, subject to future amendment or termination. The Distributor will retain 0.75% of the continuing 1.00% service/distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of Class B shares to finance the 4% commission plus related marketing expense.

    CONVERSION OF CLASS B SHARES: Your Class B shares and an appropriate portion of both reinvested dividends and capital gains on those shares will be converted into Class A shares automatically no later than the month following eight years after the shares were purchased, resulting in lower annual distribution fees. If you exchanged Class B shares into the Fund from another Ivy or

Mackenzie Class B shares fund, the calculation will be based on the time the shares in the original fund were purchased.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The contingent deferred sales charge is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class B Fund account at the time of the initial distribution) (a) following retirement under a tax qualified retirement plan, or (b) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. The Distributor may require documentation prior to waiver of the contingent deferred sales charge.

HOW TO REDEEM SHARES

    You may redeem your Fund shares through your registered securities representative, by mail, by telephone or by Federal Funds wire. A contingent deferred sales charge may apply to certain Class A share redemptions, and to Class B share redemptions prior to conversion. All redemptions are made at the net asset value next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern Time to be processed at the net asset value for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern Time will be processed at the price determined on the following business day. IF SHARES TO BE REDEEMED WERE PURCHASED BY CHECK, PAYMENT OF THE REDEMPTION MAY BE DELAYED UNTIL THE CHECK HAS CLEARED OR FOR UP TO 15 DAYS AFTER THE DATE OF PURCHASE, WHICHEVER IS LESS. If you own shares of more than one class of the Fund, the Fund will redeem first the shares having the highest 12b-1 fees; any shares subject to a contingent deferred sales charge will be redeemed last unless you specifically elect otherwise.

    When shares are redeemed, the Fund generally sends you payment on the next business day. Under unusual circumstances, the Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.

    If you are not certain of the requirements for a redemption, please contact MIISC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the net asset value (less any applicable contingent deferred sales charge) determined at the close of regular trading (4:00 p.m. Eastern Time) on the day that a redemption request is received in good order by MIISC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the fund name, the account number, the account name(s), the address and the dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, retirement plans or other representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or net asset value of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.

    Mail your request to:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Our courier address is:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting MIISC at 1-800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone (for example, during such times), you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or his/her assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If Section 6E of the new account application is not completed, telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative or his/her assistant do so on your behalf, you must notify MIISC in writing.

    The Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. For shareholders who established this feature at the time they opened their new account, telephone instructions will be accepted for redemption of amounts up to $50,000 and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to MIISC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    Your account will be charged a fee of $10 each time that redemption proceeds are wired to your bank.

    Neither IMI nor the Fund can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

MINIMUM ACCOUNT BALANCE REQUIREMENTS

    Due to the high cost of maintaining small accounts and subject to state law requirements, the Fund may redeem the accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 for more than 12 months. No redemption will be made unless the shareholder has been given at least 60 days' notice of the Fund's intention to redeem the shares. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.

SIGNATURE GUARANTEES

    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee in order to accommodate the following requests:

    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.

    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).

    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. An eligible guarantor institution includes banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.

    Circumstances other than those described above may require a signature guarantee. Please contact MIISC at 1-800-777-6472 for more information.

CHOOSING A DISTRIBUTION OPTION

    You have the option of selecting the dividend and capital gain distribution option that best suits your needs:

1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at net asset value in additional shares of the same class of the Fund unless you specify one of the other options.

2. INVESTMENT IN ANOTHER IVY OR MACKENZIE FUND -- Both dividends and capital gains are automatically invested at net asset value in another Ivy or Mackenzie Fund of the same class.

3. DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at net asset value in additional shares of the same class of the fund or another Ivy or Mackenzie Fund of the same class.

4. DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.

    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer, or if you wish to change your distribution option, please contact MIISC at 1-800-777-6472.

    If you wish to have your cash distributions go to an address other than the address of record, a signature guarantee is required.

TAX IDENTIFICATION NUMBER

    In general, to avoid being subject to a 31% Federal backup withholding tax on dividends, capital gains distributions and redemption proceeds, you must furnish the Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior underreporting of interest and dividends to the Internal Revenue Service. If you fail to provide a certified TIN, or such other tax-related certifications as the Fund may require, within 30 days of opening your new account, the Fund reserves the right to involuntarily redeem your account and send the proceeds to your address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the new account application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.

    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the new account application to claim this exemption. If the registration is for an UGMA/UTMA account, please provide the social security number of the minor. Non-U.S. investors who do not have a TIN must provide, with their new account application, a completed IRS Form W-8.

CERTIFICATES

    In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact MIISC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.

    Certificates requested by telephone for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, you must provide a letter of instruction signed by all registered owners with signatures guaranteed. The letter of instruction would be sent to MACKENZIE IVY INVESTOR SERVICES CORP., P.O. BOX 3022, BOCA RATON, FL 33431-0922.

EXCHANGE PRIVILEGE

    Shareholders of the Fund have an exchange privilege with other Ivy and Mackenzie Funds. Class A shareholders may exchange their outstanding Class A shares for Class A shares of another Ivy or Mackenzie Fund on the basis of the net asset value per Class A share, plus an amount equal to the difference between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. Incremental sales charges are waived for outstanding Class A shares that have been invested for 12 months or longer.

    Class B shareholders may exchange their outstanding Class B shares for Class B shares of another Ivy or Mackenzie Fund on the basis of the net asset value per Class B share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of Class B shares. Class B shareholders who exercise the exchange privilege would continue to be subject to the Fund's contingent deferred sales charge schedule (or period) following an exchange if such schedule is higher (or longer) than the contingent deferred sales charge for the new Class B shares.

    Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy or Mackenzie Fund on the basis of the net asset value per Class I share.

    Shares resulting from the reinvestment of dividends and other distributions will not be charged an initial sales charge or a contingent deferred sales charge when exchanged into another Ivy or Mackenzie Fund.

    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Prior to executing an exchange, you should obtain and read the prospectus and consider the investment objective of the fund to be purchased. Shares must be unissued in order to execute an exchange. Exchanges are available only in states where they can be legally made. This privilege is not intended to provide shareholders a means by which to speculate on short-term movements in the market. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy or Mackenzie Fund into which the exchange is made.

    With respect to shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of the Fund, the shares exchanged will reflect, pro rata, the cost, capital appreciation and/or reinvestment of distributions of the original investment as well as the original purchase date, for purposes of calculating any contingent deferred sales charge for future redemptions of the exchanged shares.

    An investor who was a shareholder of American Investors Income Fund, Inc. or American Investors Growth Fund, Inc. prior to October 31, 1988, or a shareholder of the Ivy Funds prior to December 31, 1991, who became a shareholder of the Fund as a result of a reorganization or merger between the Funds may exchange between funds without paying a sales charge. An investor who was a shareholder of American Investors Income Fund, Inc. or American Investors Growth Fund, Inc. on or after October 31, 1988, who became a shareholder of the Fund as a result of the reorganization between the Funds will receive credit toward any applicable sales charge imposed by any Ivy or Mackenzie Fund into which an exchange is made.

    In calculating the sales charge assessed on an exchange, shareholders will be allowed to use the Rights of Accumulation privilege.

    EXCHANGES BY TELEPHONE: When you fill out the application for your purchase of Fund shares, if Section 6E of the new account application is not completed, telephone exchange privileges will be provided automatically. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative or his/her assistant do so on your behalf, you must notify MIISC in writing.

    In order to execute an exchange, please contact MIISC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

    The Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

    - The name and class of the fund whose shares you currently own.

    - Your account number.

    - The name(s) in which the account is registered.

    - The name of the fund in which you wish your exchange to be invested.

    - The number of shares, all shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.

    Mail the request and information to:

                     MACKENZIE IVY INVESTOR SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

REINVESTMENT PRIVILEGE

    Investors who have redeemed Class A shares of the Fund have a one-time privilege of reinvesting all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value (without a sales charge) within 60 days after the date of redemption. IN ORDER TO REINVEST WITHOUT A SALES CHARGE, SHAREHOLDERS OR THEIR BROKERS MUST INFORM MIISC THAT THEY ARE EXERCISING THE REINVESTMENT PRIVILEGE AT THE TIME OF REINVESTMENT. The tax status of a gain realized on a redemption generally will not be affected by the exercise of the reinvestment privilege, but a loss realized on a redemption generally may be disallowed by the IRS if the reinvestment privilege is exercised within 30 days after the redemption. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss.

SYSTEMATIC WITHDRAWAL PLAN

    You may elect the Systematic Withdrawal Plan at any time by completing the Account Application, which is attached to this Prospectus. You can also obtain this application by contacting your registered representative or MIISC at 1-800-777-6472. To be eligible, you must have at least $5,000 in your account. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via electronic funds transfer ("EFT"). Share certificates must be unissued (held by the Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact MIISC at 1-800-777-6472.

    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $1,000 while the plan is in effect. However, it may not be advantageous to purchase additional Class A or Class B shares when you have a Systematic Withdrawal Plan, because you may be subject to an initial sales charge on your purchase of Class A shares or to a contingent deferred sales charge imposed on your redemptions of Class B shares. In addition, redemptions are taxable events.

    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Any applicable contingent deferred sales charge will be assessed upon the redemptions. A contingent deferred sales charge will not be assessed on withdrawals not exceeding 12% annually of the initial account balance when the Systematic Withdrawal Plan was started.

    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.

    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact MIISC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.

AUTOMATIC INVESTMENT METHOD

    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares under the "Automatic Investment Method" and "Fed Wire/EFT" sections of the Account Application. There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting MIISC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.

CONSOLIDATED ACCOUNT STATEMENTS

    Shareholders with two or more Ivy or Mackenzie fund accounts will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.

RETIREMENT PLANS

    The Ivy and Mackenzie family of funds offer several tax-sheltered retirement plans that may fit your needs:

    - IRA (Individual Retirement Account)

    - 401(k) Plan
      Money Purchase Pension Plan
      Profit Sharing Plan

    - SEP-IRA (Simplified Employee Pension Plan)

    - 403(b)(7) Plan

    Minimum initial and subsequent investments for retirement plans are $25.00.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from the Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to MIMI, as compensation for its services to the retirement plan accounts maintained with the Fund.

    Distributions from retirement plans are subject to certain requirements under the Code, including withholding requirements, and various documents (available from MIISC), including IRS Form W-4P, and information must be provided before the distribution may be made. The Ivy and Mackenzie family of funds and MIISC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax adviser or MIISC.

    Please call MIISC at 1-800-777-6472 for complete information kits describing the plans, their benefits, restrictions, provisions and fees.

                                 IVY BOND FUND
                              ACCOUNT APPLICATION

                            USE THIS APPLICATION FOR
                          CLASS A, CLASS B AND CLASS I

 Please mail applications and checks to: Mackenzie Ivy Investor Services Corp.,
                         P.O. Box 3022, Boca Raton, FL 33431-0922.

              (This application should not be used for retirement accounts for which Ivy is custodian.)

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                                                 IVY BOND FUND ACCOUNT APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
   FUND
    USE
   ONLY   _________________________________________________       ___________________       ___________________       ______________
          Account Number                                          Dealer #                  Branch #                  Rep. I.D. #
------------------------------------------------------------------------------------------------------------------------------------
REGISTRATION
1        [ ] Individual                   ________________________________________________________________________________________
         [ ] Joint Tenant                 Owner, Custodian or Trustee
         [ ] Estate                       ________________________________________________________________________________________
         [ ] UGMA/UTMA                    Co-owner or Minor
         [ ] Corporation                  ________________________________________________________________________________________
         [ ] Partnership                                                                                Minor's State of Residence
         [ ] Sole Proprietor              ________________________________________________________________________________________
         [ ] Trust                        Street
             __________________           ________________________________________________________________________________________
             Date of Trust
         [ ] Other ____________           ________________________________________________________________________/__/__/__/__/__/
         ______________________           City                                          State                         Zip Code
                                          /__/__/__/-/__/__/__/-/__/__/__/__/                 /__/__/__/-/__/__/__/-/__/__/__/__/
                                          Phone Number -- Day                                 Phone Number -- Evening
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TAX ID #
2        /__/__/__/-/__/__/-/__/__/__/__/ of /__/__/-/__/__/__/__/__/__/__/  Citizenship [ ] U.S.  [ ] Other _______________
         Social Security Number              Tax Identification Number

         Under penalties of perjury, I certify by signing in Section 8 below that: (1) the number shown in this section is my correct taxpayer identification number (TIN), and (2) I am not subject to backup withholding because: (a) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding. (Cross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.) Please see the "Tax Identification
         Number" section of the Prospectus for additional information on completing this section.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DEALER INFORMATION
3        The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify the Manager of any purchases made under a Letter of Intent or Rights of Accumulation.
         __________________________________________________________    __________________________________________________________
         Dealer Name                                                   Representative's Name and Number
         __________________________________________________________    __________________________________________________________
         Branch Office Address                                         Representative's Phone Number
         __________________________________________________________    __________________________________________________________
         City                State                Zip Code             Authorized Signature of Dealer
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS
4         A.  Enclosed is my check for $ ______________ ($1,000 minimum) made payable to Ivy Bond Fund. Please invest it in Class A
              [ ] or Class B [ ] shares.

          B.  I qualify for a reduced sales charge due to the following privilege (applies only to Class A shares):
              [ ] New Letter of Intent (if ROA or 90-day backdate privilege is applicable, provide account(s) information below).
              [ ] ROA with the account(s) listed below.
              [ ] Existing Letter of Intent with account(s) listed below.

              ____________________________________               /__/__/__/__/__/__/__/__/__/__/      [ ] or New
              Fund Name                                          Account Number
              ____________________________________               /__/__/__/__/__/__/__/__/__/__/      [ ] or New
              Fund Name                                          Account Number

              If establishing a Letter of Intent, you will need to purchase Class A shares over a thirteen-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges).
              [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000

          C.  FOR DEALER USE ONLY
              Confirmed trade orders:                  /__/__/__/__/__/__/   /__/__/__/__/__/__/ o /__/__/__/  /__/__/__/__/__/__/
                                                       Confirm Number        Number of Shares                  Trade Date
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
5         A.  I would like to reinvest dividends and capital gains into additional shares of the same class in this account at net asset value unless a different option is checked below.

          B.  [ ] Reinvest all dividends and capital gains into additional shares of the same class in an account in a different
              Ivy or Mackenzie fund.

              _____________________________________    /__/__/__/__/__/__/__/        [ ] New Account
              Fund Name                                Account Number

          C.  [ ] Pay all dividends in cash and reinvest capital gains into additional shares of the same class in this account or an account in a different Ivy or Mackenzie fund.

              _____________________________________    /__/__/__/__/__/__/__/        [ ] New Account
              Fund Name                                Account Number

          D.  [ ] Pay all dividends and capital gains in cash.

                               I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN B OR C ABOVE, BE:

              [ ] Sent to the address listed in the registration. [ ] Sent to the special payee listed in Section 7A [ ] (By Mail)
                                                                                                                  7B [ ] (By E.F.T.)
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

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
OPTIONAL SPECIAL FEATURES
6      A. / / AUTOMATIC INVESTMENT METHOD (AIM)
       I wish to invest / / once per month.                                      My bank account will be debited on or about the
                        / / twice                                                               day of the month
                        / / 3 times                                              --------------
                        / / 4 times                                                             day of the month
                                                                                 --------------
                                                                                                day of the month*
                                                                                 --------------

       Please invest $          each period starting in the month of       in
                      ---------                                      -----
       Class A / / or Class B / / of Ivy Bond Fund.

              -------------                        ----------
              Dollar Amount                           Month

       / / I have attached a voided check to ensure my correct bank account will be debited.

       * There must be a period of at least seven calendar days between each investment period.

       B. / / SYSTEMATIC WITHDRAWAL PLANS*

       I wish to automatically withdraw funds from my                   / / Monthly / / Quarterly / / Semiannually / /Annually
       account in Class A / / or Class B / / of Ivy Bond Fund.          I request the distribution be:
       / / Once / / Twice / / 3 times / / 4 times per month             / / Sent to the address listed in the registration.
                                                                        / / Sent to the special payee listed in Section 7.
                                                                        / / Invested into additional shares of the same
                                                                        class of a different Ivy or Mackenzie fund.

                                                                        ----------------------------------------------------------
                                                                        Fund Name

                                                                         /_/_/_/_/_/_/_/_/_/_/
                                                                         Account Number

       Amount $ ---------------, starting on or about the               day of the
                 Minimum $50                                   --------            -------------
                                                                                       month
                                                                        day of the
                                                               --------            -------------
                                                                                       month
                                                                        day of the
                                                               --------            -------------
                                                                                       month**
                                                                        (choose one)

        NOTE: Account minimum: $5,000 in shares at current offering price)
           ** There must be a period of at least seven calendar days between each withdrawal period.

       C. / / ELECTRONIC FUNDS TRANSFER FOR REDEMPTION PROCEEDS*
              I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum).
              Shares issued in certificate form may not be redeemed under this privilege. (COMPLETE SECTION 7B)

       D. / / TELEPHONE EXCHANGES* / / Yes / / No
              I authorize exchanges by telephone among the Ivy and Mackenzie family of funds upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instruction must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone exchange privilege will be provided automatically.

       E. / / TELEPHONE REDEMPTIONS* / / Yes / / No
              The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instruction must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone redemption privilege will be provided automatically.

             *MAY NOT BE USED IF SHARES ARE ISSUED IN CERTIFICATE FORM.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SPECIAL PAYEE
7
       A.                            MAILING ADDRESS                        B.             FED WIRE / E.F.T. INFORMATION
             Please send all disbursements to this special payee

             ---------------------------------------------------------             -----------------------------------------------
             Name of Bank or Individual                                            Financial Institution

             ---------------------------------------------------------             ---------------------    ----------------------
             Account Number (if applicable)                                        ABA #                    Account #

             ---------------------------------------------------------             -----------------------------------------------
             Street                                                                Street

             ---------------------------------------------------------             -----------------------------------------------
             City/State/Zip                                                        City/State/Zip
                                                                                   (Please attach a voided check)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SIGNATURES
8
       Investors should be aware that failure to check "No" under Section 6,
       "Optional Special Features", above means that the Telephone
       Exchange/Redemptions Privileges will be provided. The Fund employs reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege"
       and "How to Redeem Shares" in the Prospectus for more information on these privileges.

       I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

            ---------------------------------------------------------------------------        ------------------
            Signature of Owner, Custodian, Trustee or Corporate Officer                        Date

            ---------------------------------------------------------------------------        ------------------
            Signature of Joint Owner, Co-Trustee or Corporate Officer                          Date

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IBF-1-495